Exhibit 99.1

PRESS RELEASE

FOR MORE INFORMATION CONTACT:	Michael Dunne
Public Information Officer
541-338-1428
michael.dunne@therightbank.com

FOR IMMEDIATE RELEASE

Pacific Continental Corporation Names Richard Sawyer as Executive Vice President and Chief Financial Officer

EUGENE, Ore., July 9, 2015 — Pacific Continental Corporation (NASDAQ: PCBK), the holding company of Pacific Continental Bank announced today that Richard R. Sawyer has been named as executive vice president and chief financial officer of the Corporation and the Bank.

Mr. Sawyer, 50, was the executive vice president and chief financial officer of Tower Financial Corporation and its wholly-owned subsidiary Tower Bank & Trust, a publicly held community bank headquartered in Fort Wayne, Ind., and was most recently the vice president of administation for Lifeline Youth and Family Services, a nonprofit also located in Fort Wayne.

“We are very excited to have Rick join our leadership team at Pacific Continental,” said Roger Busse, chief executive officer. “He possesses superior talent and experience within the community banking industry and he also provides great insight and counsel related to one of our key business niches – the nonprofit sector.”

Mr. Sawyer, who is expected to assume the CFO position no later than August 24, 2015, replaces Mick Reynolds as executive vice president and CFO who announced his retirement earlier this year.

About Pacific Continental Bank

Pacific Continental Bank, the operating subsidiary of Pacific Continental Corporation, delivers highly personalized services through 15 banking offices in Oregon and Washington. The Bank also operates two loan production offices. With $1.8 billion in assets, Pacific Continental has established one of the most unique and attractive metropolitan branch networks in the Northwest with offices in three of the region’s largest markets including Seattle, Portland and Eugene. Pacific Continental targets the banking needs of community-based businesses, health care professionals, professional service providers and nonprofit organizations. Since its founding in 1972, Pacific Continental Bank has been honored with numerous awards and recognitions from highly regarded third-party organizations including the American Bankers Association, the Seattle Times, the Portland Business Journal and Oregon Business magazine. A complete list of the company’s awards and recognitions – as well as supplementary information about Pacific Continental Bank – can be found online at therightbank.com. Pacific Continental Corporation’s shares, a component of the Russell 2000 Index, are listed on the Nasdaq Global Select Market under the symbol “PCBK.”

Forward-Looking Statement Safe Harbor

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “estimates,” “intends,” “plans,” “goals,” “believes” “anticipates” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” The forward-looking statements are based on management’s current expectations, are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Pacific Continental’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement. Detailed information about the factors that could cause actual results to differ materially from those described in the forward-looking statements is contained in Pacific Continental’s most recent SEC filings and in any of Pacific Continental’s subsequent SEC filings. Pacific Continental Corporation undertakes no obligation to publicly revise or update any forward-looking statement to reflect the impact of events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA’s safe harbor provisions.

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